                                                                   Exhibit 99.6
                              MORTEN BEYER & AGNEW

                              --------------------

                            AVIATION CONSULTING FIRM

                            Appraisal of 36 Aircraft
                         Values as of December 31, 1998

                                  PREPARED FOR:

                          Aircraft Finance Trust (AFT)

                                 MARCH 25, 1999

             Washington, D.C.                            London

           8180 Greensboro Drive                  Lahinch 62, Lashmere

                Suite 1000                              Copthorne

          McLean, Virginia 22102                       West Sussex

            Phone +703 847 6598                   Phone +44 1342 716248

             Fax +703 847 1911                     Fax +44 1342 718967

--------------------------------------------------------------------------------
I. INTRODUCTION AND EXECUTIVE SUMMARY
--------------------------------------------------------------------------------

Morten Beyer and Agnew, Inc. (MBA), has been retained by Aircraft Finance Trust
(AFT) to determine the Current Base Values (CBV) and future lease rates of a portfolio consisting of the following passenger aircraft:

                   o  (1) Airbus A310,

                   o  (7) Airbus A320-200 aircraft,

                   o  (11) Boeing B737-300s,

                   o  (5) Boeing B737-400s,

                   o  (2) Boeing B767-200ERs,

                   o  (4) Boeing B767-300ER's

                   o  (2) DC10-30's and

                   o  (4) MD83's

                   o  TOTAL 36 AIRCRAFT

We have been asked to provide the future lease rates per year for 20 (incremental) years based on a five year operating lease for each increment. The aircraft values of this portfolio are identified at the end of this section. Base values are calculated as of December 31, 1998.

In performing this valuation we did not inspect the aircraft or their historical maintenance documentation, but relied solely on information provided to us by GE Capital Aviation Services (GECAS), with the exception of one A320-200 (s/n 373) and one B767-300ER (s/n 25221) as that information was provided by UniCapital, Inc. Their respective individual values, along with the lease rates for each aircraft, are noted in Section IV.

MBA uses the definition of certain terms, such as CMV and Base Value (BV), as promulgated by the International Society of Transport Aircraft Trading (ISTAT), a non-profit association of management personnel from banks, leasing companies, airlines, manufacturers, appraisers, brokers, and others who have a vested interest in the commercial aviation industry.

ISTAT defines CMV as the appraiser's opinion of the most likely trading price that may be generated for an aircraft under market conditions that are perceived to exist at the time in question. Market Value (MV) assumes that the aircraft is valued for its highest, best use; that the parties to the hypothetical sale transaction are willing, able, prudent and knowledgeable and under no unusual pressure for a prompt sale; and that the transaction would be negotiated in an open and unrestricted market on an arm's-length basis, for cash or equivalent consideration, and given an adequate amount of time for effective exposure to prospective buyers.

The ISTAT definition of Base Value (BV) has, essentially, the same elements of MV except that the market circumstances are assumed to be in a reasonable state of equilibrium. Thus, BV pertains to an idealized aircraft and market combination, but will not necessarily reflect the actual CMV of the aircraft in question. BV is founded in the historical trend of values and is generally used to analyze historical values or to project future values.

              Aircraft       Serial         Date of     Registration
              Type           Number         MFG.        Number                 CBV
 1            A310-300       448            Feb-88         C-GYRA             35.18
 2            A320-200       210            Jul-91         C-GQCA             29.27
 3            A320-200       221            Sep-91         OY CNB             30.91
 4            A320-200       222            Oct-91         OY-CNC             30.98
 5            A320-200       231            Sep-91         C-FPWD             29.72
 6            A320-300       373            Oct-92         N304ML             33.03
 5            A320-200       737            Nov-97         F-GRSG             41.50
 7            A320-200       749            Sep-97         F-GRSH             41.19
 9         B-767-200ER       23805          Jul-87         PP-VNR             32.73
10         B-767-200ER       23806          Jul-87         PP-VNS             32.72
11         B-767-300ER       25221          Jul-91         G-BXOP             63.01
12         B-767-300ER       25403          Jan-92         CC-CEU             66.50
13         B-767-300ER       29617          Mar-99         G-OOAL             87.39
14         B-767-300ER       30008          May-99            TBD             87.75
15           B-737-400       25663          Nov-92         VT-JAP             27.34
16           B-737-400       25664          Nov-92         VT-JAQ             27.12
17           B-737-300       28333          Aug-96         OO-VEB             33.97
18           B-737-400       28489          Nov-96        B-18671             34.43
19           B-737-400       28490          Nov-96        B-18672             34.36
20           B-737-400       28491          Nov-96        B-18673             34.37
21           B-737-300       28548          Dec-97         G-OAMS             33.81
22           B-737-300       28554          Dec-96         G-ECAS             32.38
23           B-737-300       28557          Mar-97         G-SMDB             32.99
24           B-737-300       28558          Apr-97         G-OJTW             33.11
25           B-737-300       28559          May-97         PH-OZC             33.42
26           B-737-300       28561          Jun-97         B-2978             33.77
27           B-737-300       28562          Jul-97         B-2979             34.03
28           B-737-300       28563          Aug-97         N306FL             33.84
29           B-737-300       28564          Nov-97         PT-TEP             34.31
30           B-737-300       28740          Jun-98         N1790B             33.74
31             DC10-30       48292          Feb-82         N87070             21.20
32             DC10-30       46584          Feb-80         N15069             19.03
33                MD83       49398          Nov-86         EC-245             20.16
34                MD83       49791          Oct-89         EC-GGV             22.36
35                MD83       53198          Mar-91         SE-DLS             24.02
36                MD83       53199          Mar-92         SE-DLU             23.79


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

--------------------------------------------------------------------------------
II.   AIRCRAFT
--------------------------------------------------------------------------------

The specifications of the aircraft in this portfolio are as follows:

Organized by type of aircraft -- sample seating arrangements are provided (although may not reflect the characteristics of each respective aircraft)

Aircraft Type                           A310-300
Serial Number                             448
Registration                             C-GYRA
Build Year                               Feb-88
Engine Type                             CF6-80C2
Hours Since New                          29494
Cycles Since New                          9560
Max Taxi Weight (lbs.)                  308,992
MGTOW (lbs.)                            306,999
MLW (lbs.)                              272,445
MZFW (lbs.)                             174,850
OEW (lbs.)                                NG
Fuel Capacity (US gals.)                107,516

Seating:
Coach                                     265

Galleys                                    3
Lavatories                                 5

                               [GRAPHIC OMITTED]


[LOGO]                                                                         3

Aircraft Type                           A320-200                  A320-200                   A320-200
Serial Number                             210                       221                        222
Registration                             C-GQCA                    OY CNB                     OY-CNC
Build Year                               Jul-91                    Sep-91                     Oct-91
Engine Type                            CFM56-5A1                 CFM56-5A1                  CFM56-5A3
Hours Since New                          25219                     19898                      19557
Cycles Since New                         9278                      10764                      10456
Max Taxi Weight (lbs.)                  167,328                   170,635                    170,635
MGTOW (lbs.)                            166,446                   169,753                    169,753
MLW (lbs.)                              142,198                   142,196                    142,196
MZFW (lbs.)                             133,377                   133,377                    133,377
OEW (lbs.)                               97,162                    95,972                     91,629
Fuel Capacity (US gals.)                 41,473                    41,473                     41,473

Seating:
Coach                                      108                       177                        177
Business                                    24

Galleys                                      3                         3                          3
Lavatories                                   3                         3                          3

Aircraft Type                           A320-200                  A320-200                   A320-200
Serial Number                             231                       373                        737
Registration                             C-FPWD                    N304ML                    F-GRSG
Build Year                               Sep-91                    Jan-93                    Nov-97
Engine Type                            CFM56-5A1                  V2500-A1                  CFM56-5B4
Hours Since New                          24744                     11349                      1860
Cycles Since New                         9048                       6768                       922
Max Taxi Weight (lbs.)                  167,328                    167,329                   170,767
MGTOW (lbs.)                            166,446                    166,447                   169,753
MLW (lbs.)                              142,198                    142,197                   141,093
MZFW (lbs.)                             133,377                    133,378                   134,480
OEW (lbs.)                               97,073                     90,865                    92,152
Fuel Capacity (US gals.)                 42,223                     42,223                    42,946

Seating:
Coach                                      108                        138                       156
Business                                    24                         10                         8

Galleys                                      3                          2                         2
Lavatories                                   3                          3                         3

                               [GRAPHIC OMITTED]


[LOGO]                                                                         4

Aircraft Type                          A320-200
Serial Number                             749
Registration                            F-GRSG
Build Year                              Nov-97
Engine Type                            CFM56-5B4
Hours Since New                           14
Cycles Since New                           9
Max Taxi Weight (lbs.)                  171,573
MGTOW (lbs.)                            170,555
MLW (lbs.)                              141,760
MZFW (lbs.)                               NG
OEW (lbs.)                                NG
Fuel Capacity (US gals.)                 42,946

Seating:
Coach                                     156
Business                                    8

Galleys                                     2
Lavatories                                  3

Aircraft Type                          B737-300                  B737-300                   B737-300
Serial Number                            28333                     28548                      28554
Registration                            OO-VEB                    G-OAMS                      G-ECAS
Build Year                              Aug-96                    Dec-97                     Dec-96
Engine Type                            CFM56-3C1                 CFM56-3C1                  CFM56-3C1
Hours Since New                          5236                      2116                       4108
Cycles Since New                         3824                      1810                       4388
Max Taxi Weight (lbs.)                  135,500                   130,500                    140,000
MGTOW (lbs.)                            135,000                   130,000                    139,500
MLW (lbs.)                              116,600                   114,000                    114,000
MZFW (lbs.)                             106,500                    68,983                    105,000
OEW (lbs.)                              70,760                      NG                        70,932
Fuel Capacity (US gals.)                35,584                   5,311(kg)                    35,584

Seating:
Coach                                      149                      148                        148

Galleys                                      3                        2                          2
Lavatories                                   2                        3                          3


[LOGO]                                                                         5

Aircraft Type                          B737-300                   B737-300                  B737-300
Serial Number                            28557                      28558                     28559
Registration                            G-SMDB                     G-OJTW                    PH-OZC
Build Year                              Mar-97                     Apr-97                    May-97
Engine Type                            CFM56-3C1                  CFM56-3C1                 CFM56-3C1
Hours Since New                          2925                       2997                      4931
Cycles Since New                         3245                       3386                      1901
Max Taxi Weight (lbs.)                  140,000                    140,000                   139,000
MGTOW (lbs.)                            139,500                    139,500                   138,500
MLW (lbs.)                              114,000                    114,000                   114,000
MZFW (lbs.)                             105,000                    105,000                   105,000
OEW (lbs.)                               70,667                     71,070                    71,760
Fuel Capacity (US gals.)                 35,584                     35,584                    35,584

Seating:
Coach                                      148                       148                        148

Galleys                                      2                         2                          3
Lavatories                                   3                         3                          3

Aircraft Type                          B737-300                   B737-300
Serial Number                            28561                      28562
Registration                            B-2978                     B-2979
Build Year                               Jun-97                     Jul-97
Engine Type                            CFM56-3C1                  CFM56-3C1
Hours Since New                           455                        175
Cycles Since New                          636                        102
Max Taxi Weight (lbs.)                  135,500                    135,500
MGTOW (lbs.)                            135,000                    135,000
MLW (lbs.)                              114,000                    114,000
MZFW (lbs.)                             105,000                    105,000
OEW(lbs.)                                71,018                     71,132
Fuel Capacity (US gals.)                 35,584                     35,584

Seating:
Coach                                      148                        148

Galleys                                      2                          2
Lavatories                                   3                          3


[LOGO]                                                                         6

Aircraft Type                          B737-300                  B737-300                   B737-300
Serial Number                            28563                     28564                      28740
Registration                            N306FL                    PT-TEP                     N1790B
Build Year                              Aug-97                    Nov-97                     Jun-98
Engine Type                            CFM56-3C1                 CFM56-3C1                  CFM56-3C1
Hours Since New                          3266                      1882                        880
Cycles Since New                         1377                      1581                        177
Max Taxi Weight (lbs.)                  135,500                   135,500                    140,000
MGTOW (lbs.)                            135,000                   135,000                    139,500
MLW (lbs.)                              114,000                   116,000                    116,600
MZFW (lbs.)                             105,000                   106,500                    109,600
OEW (lbs.)                               70,662                    68,833                     71,921
Fuel Capacity (US gals.)                 35,584                    35,584                     35,584

Seating:
Coach                                     136                       148                         88
Business                                                                                        20
Galleys                                     4                         2                          3
Lavatories                                  3                         3                          3

                               [GRAPHIC OMITTED]


[LOGO]                                                                         7

Aircraft Type                          B737-400                   B737-400
Serial Number                            25663                      25664
Registration                            VT-JAP                     VT-JAQ
Build Year                               11-92                      11-92
Engine Type                            CFM56-3C1                  CFM56-3C1
Hours Since New                          13312                      12989
Cycles Since New                         19413                      19241
Max Taxi Weight (lbs.)                  138,991                    138,997
MGTOW (lbs.)                            138,496                    138,496
MLW (lbs.)                              120,996                    120,996
MZFW (lbs.)                             112,996                    112,996
OEW (lbs.)
Fuel Capacity (US gals.)                 35,584                     35,584

Seating:
Coach                                     112                        112
Business                                   24                         24

Galleys                                     3                          3
Lavatories                                  3                          3

Aircraft Type                          B737-400                  B737-400                    B737-400
Serial Number                            28489                    28490                       28491
Registration                            B-18671                  B-18672                     B-18673
Build Year                               11-96                    Nov-96                     Nov-96
Engine Type                            CFM56-3C1                 CFM56-3C1                  CFM56-3C1
Hours Since New                          4347                      5405                       5291
Cycles Since New                         4050                      4795                       4078
Max Taxi Weight (lbs.)                  150,500                   150,500                    150,500
MGTOW (lbs.)                            150,000                   150,000                    150,000
MLW (lbs.)                              124,000                   124,000                    124,000
MZFW (lbs.)                             117,000                   117,000                    117,000
OEW (lbs.)                               76,384                    76,294                     76,294
Fuel Capacity (US gals.)                 35,584                    35,584                     35,584

Seating:
Coach                                     138                       138                        138
Business                                    8                         8                          8

Galleys                                     3                         3                          3
Lavatories                                  3                         3                          3

                               [GRAPHIC OMITTED]


[LOGO]                                                                         8

Aircraft Type                          B767-200ER                 B767-200ER                B767-300ER
Serial Number                            23805                      23806                     25221
Registration                            PP-VNR                     PP-VNS                    B-BXOP
Build Year                               Jul-87                     Jul-87                    Aug-91
Engine Type                            CF6-80C2-B2                CF6-80C2-B2               CF6-80C2-B6
Hours Since New                          41019                      40925                     24056
Cycles Since New                         17664                      17474                     7348
Max Taxi Weight (lbs.)                   336,993                   336,993                   409,000
MGTOW (lbs.)                             334,993                   334,993                   407,000
MLW (lbs.)                               277,994                   277,994                   320,000
MZFW (lbs.)                              252,994                   252,994                   288,000
OEW (lbs.)                               182,319                   182,319                   189,100
Fuel Capacity (US gals.)                 137,015                   137,015                   172,000

Seating:
Coach                                     190                        172                       287
Business                                   18                         18

Galleys                                     6                          6                         6
Lavatories                                  6                          6                         6

Aircraft Type                          B767-300ER                 B767-300ER                B767-300ER
Serial Number                            25403                      29617                     30008
Registration                            CC-CEU                      G-OOAL                     TBD
Build Year                               Jan-92                     Mar-99                    May-99
Engine Type                            CF6-80C2-B2                CF6-80C2-B2               CF6-80C2-B2
Hours Since New                          25067                       N/A                       N/A
Cycles Since New                          6322                       N/A                       N/A
Max Taxi Weight (lbs.)                   409,000                   413,000                   413,000
MGTOW (lbs.)                             407,000                   412,000                   412,000
MLW (lbs.)                               320,000                   300,000                   300,000
MZFW (lbs.)                              189,390                   278,000                   278,000
OEW (lbs.)                                 NG                         NG                        NG
Fuel Capacity (US gals.)                 171,394                    24,184                    24,184

Seating:
Coach                                      147                        325                       NG
Business                                    30
First                                       13
Galleys                                      7                          5                        5
Lavatories                                   8                          6                        6

                               [GRAPHIC OMITTED]


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

Aircraft Type                            MD83                       MD83                      MD83
Serial Number                           49398                      49791                     53198
Registration                            EC-245                     EC-GGV                    SE-DLS
Build Year                              Nov-86                     Oct-89                    Mar-91
Engine Type                            JT8D-219                   JT8D-219                  JT8D-219
Hours Since New                         32396                      24676                     23598
Cycles Since New                        15638                      11903                     10483
Max Taxi Weight (lbs)                  161,000                    161,000                   161,000
MGTOW (lbs.)                           160,000                    160,000                   160,000
MLW (lbs.)                             139,500                    139,500                   139,500
MZFW (lbs.)                            122,000                    122,000                   122,000
OEW (lbs.)                               NG                         NG                        NG
Fuel Capacity (US gals.)                46,773                     47,081                    46,773

Seating:
Coach                                    170                        170                       170

Galleys                                    4                          4                         4
Lavatories                                 3                          3                         3

Aircraft Type                           MD83                      DC10-30                   DC10-30
Serial Number                           53199                      48292                     46584
Registration                           SE-DLU                     N87070                     N15069
Build Year                             Mar-92                      Feb-82                    Feb-80
Engine Type                            JT8D-219                   CF6-50C2                  CF6-50C2
Hours Since New                         19823                      69453                     74448
Cycles Since New                        7905                       15034                     16838
Max Taxi Weight (lbs.)                 161,000                    583,000                   575,000
MGTOW (lbs.)                           160,000                    580,000                   572,000
MLW (lbs.)                             139,500                    411,000                   411,000
MZFW (lbs.)                            122,000                      NG                        NG
OEW (lbs.)                               NG                         NG                        NG
Fuel Capacity (US gals.)                46,773                    251,400                   251,400

Seating:
Coach                                    165                        185                       185
Business                                                             44                        44
Galleys                                    3                          5                         5
Lavatories                                 3                          8                         8

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

--------------------------------------------------------------------------------
III. CURRENT MARKET CONDITIONS
--------------------------------------------------------------------------------

General

The market for narrowbody used jet aircraft continues to be strong, with offerings of all but the earlier models being generally snapped-up in short order. The most recent count shows 122 older narrowbodies (DC-9, B-737-200, B-727 aircraft) and 26 new models (A319/320/321, B-737-300/-400/-500/-600/-
700/-800, B-757 and MD-80) on the market. This represents about 2.4 percent of the older types and 0.08 percent of the new types of aircraft currently available For Sale or Lease. Orders for new models continue to be strong, with 258 new A-319/ 320/ 321's, and 189 B-737 NGs being ordered in the first six months of 1998. Concerns over the Asian financial crisis do not extend to the narrowbodied aircraft, and order curtailments apply to the widebodies only.

The widebody sector is currently holding-up, despite the Asian traffic downturn. All of the late model widebodies which have been made available by the Asian-Pacific carriers have been placed. Some of the new aircraft on-order have been deferred, and those aircraft displaced by the Far East slump, primarily 747-200s, are the ones showing-up on the For Sale / For Lease listings.

         -----------
[PHOTO]  Airbus A310
         -----------

These are the truncated, longer range models of the A300 series. The aircraft is now ending its production life, with no new orders coming and only six outstanding. A total of 261 of all variants have been produced, and following the chaotic market activity when Pan Am went under, the used market has been small as few have been offered. FedEx purchased 34 used aircraft and modified them to cargo, but this has been the only major conversion program. The A310 has been particularly popular with European and Middle East/Asian carriers where it has outsold its rival B-767-200.


[LOGO]                                                                        11

         ---------------
[PHOTO]  Airbus A320-200
         ---------------

Six hundred and forty-two A-320s have been built to date, and new production is now averaging seven per month, along with ten more sister ships, the A-319 and A-321. The backlog for the three types totals 841 aircraft. There are currently 76 operators of one or more of the type. AIRFAX, a current listing of aircraft for sale or lease shows only two A320's available. Both are brand new deliveries being offered by ORIX. The market for the A320 is extremely strong and any available aircraft will sell at or above Base Value.

         ----------------
[PHOTO]  Boeing B-737-300
         ----------------

The B-737-300 was launched in 1981 as the Stage 3 successor in the B-737 line. With 18 more seats (three rows), higher gross weight and more range than the -200, the -300 has become one of the most popular aircraft in the world. The aircraft is only offered with the CFM56-3 series engines. Production of the -300 is slowing as more and more customers opt for the new -600/-700/-800/-900 series of upgraded B-737's, which offer a combination of greater range and capacity, along with more powerful engines.

         -----------------
[PHOTO]  Boeing 767-200/ER
         -----------------

The Boeing 767 family has been in production since 1982, and has gone through several iterations and two stretches. Once ETOPS operations were approved for this semi-widebody twin, it has continuously gained market share in intercontinental markets. The ERs, or Extended Range models, have taken over markets once the province of B-747 Combis, DC-10-30s and L-1011s. The standard configuration is twin-aisle, seven-abreast seating, but European charter operators squeeze in an eight-abreast configuration, greatly improving the ASM economics of the aircraft. At seven abreast the aircraft is significantly less efficient than the old tri-jets, or the B-757. The first of the B-767-200 passenger aircraft are beginning to move into cargo service, with All Nippon selling its 25 to Airborne, who will operate them without adding a large cargo door.


[LOGO]                                                                        12

With a total of 667 B-767s of all models in passenger service, and UPS operating 22 new B-767-300ERs in all-cargo configuration, the B-767 has won a significant share of the market, and is considered to be the banker's favorite for lease investments. Trying to hold all sectors of its market share, Boeing agreed to build the -400 stretched version of the B-767 for Delta, but has yet to win any other orders. The B-777 is the major competitor to the B-767.

         ---------------------------
[PHOTO]  McDonnell Douglas MD-82/-83
         ---------------------------

The obvious concern with the MD-82/-83 series aircraft is the effect of Boeing's decision to shut down the line. The only surviving Douglas product is the renamed MD-95 (B-717). The MD-80 series had been replaced by the V-2500 powered MD-90, and at the end of 1997 there were only ten MD-80's still on order, so the line was effectively closed anyway. MBA does not believe the Boeing decision will have a material effect on the value of the MD-80's, which is principally a function of the fleet size and efficiency of the aircraft. A total of 1,167 MD-80's of all series will ultimately be built, with the high gross MD-83 the last model of the series. The MD-82 and 83 have the same configuration, except that the MGTOW of the -83 is 12,000 pounds greater, giving it some 1,000 miles additional non-stop range -- a capability not often utilized. The MD-80 series aircraft got a four-year head start on the B-737-300 entering service in 1980 as opposed to 1984, and gaining a lead of some 300 orders over the B-737. With a maximum of 172 seats, demand for used models has always been strong, with offerings bought up quickly.

         -------------------------
[PHOTO]  McDonnell Douglas DC10-30
         -------------------------

The DC-10-10 is rapidly being retired by its two major US operators, American and United, but is being picked up by FedEx for conversion to cargo.

MBA has reduced its estimation of Base Value by 20 percent, and continues an additional 25 percent reduction in Current Market Price to reflect market softness. While the majors withdraw, Hawaiian Airlines is having good results with the ones it acquired from American for its West Coast market. New charter operator OMNI joins Sun Jet in acquiring several.


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

In the last two to three years Continental and Northwest leased or bought some 40 DC-10-30s on the open market to supplement their wide body capacity as they retired B-747's and waited for new deliveries when they could afford them. Gemini Air Cargo and AOM French Airlines have also been on the acquisition side, but it now appears the strong demand is decreasing, and continued price erosion is expected.

The DC-10-40 continues to be an orphan aircraft with only two operators, JAL and NWA. JAL is planning to retire theirs in the near future. Future values will depend on whether these aircraft are continued in service, or perhaps converted for cargo or charter.


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

--------------------------------------------------------------------------------
IV. VALUATION
--------------------------------------------------------------------------------

In developing the valuations of these aircraft, MBA did not inspect the aircraft or their respective historical maintenance documentation. Therefore, we used certain assumptions that are generally accepted industry practice to calculate the value of an aircraft when more detailed information is not available. The principal assumptions are as follows (for each aircraft):

      1.    The aircraft is in good overall condition.

      2. The overhaul status of the airframe, engines, landing gear and other major components are the equivalent of mid-time/mid-life unless otherwise specified.

      3. The historical maintenance documentation has been maintained to acceptable international standards.

      4. The specifications of the aircraft are those most common for an aircraft of its type and vintage.

      5.    The aircraft is in a standard airline configuration.

      6. The aircraft is current as to all Airworthiness Directives and Service Bulletins.

      7. Its modification status is comparable to that most common for an aircraft of its type and vintage.

      8.    Its utilization is comparable to industry averages.

      9.    There is no history of accident or incident damage.

      10.   No accounting was made for lease obligations or terms of ownership.

The aircraft subject to this appraisal were adjusted from our Base Value by applying a 'newness factor' which accounts for month of delivery. Additional adjustments were made to account for the current maintenance status of each aircraft using the information provided by Lehman Brothers. The lease rates for the next 20 years assume a five-year term in dollars per month.


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

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
                              Air Holland   Air Madagascar   Air Tours/Preimair    Air Tours/Preimair
                                B737-300      B-767-300ER         A320-200              A320-200
                                  28559          25403               221                   222
                                 5/1/97         1/15/92            9/1/91                10/1/91
                                 PH-OZC         CC-CEU             OY CNB                OY-CNC
=====================================================================================================
Base Value ($000,000)             31.47          62.67              29.92                  29.92
Newness                            0.62           0.00               0.95                   1.07
Gross Wt ADJ                       0.83           3.66               0.46                   0.46
Airframe Adjustment                0.22           0.08               0.53                   0.48
Engine Adjustment                  0.41           0.09              (0.83)                 (0.83)
Landing Gear                       0.00           0.00               0.00                   0.00
TCAS                               0.00           0.00               0.00                   0.00
Windshear                         (0.13)          0.00              (0.13)                 (0.13)
Total Adjustments                  0.51           0.17              (0.42)                 (0.47)
Adjusted Base Value               33.42          66.50              30.91                  30.98

-----------------------------------------------------------------------------------------------------
Maintenance Data as of         07/31/98       09/30/98           07/31/98               07/31/98
-----------------------------------------------------------------------------------------------------

Forecasted Lease Values
Year 1998                       330,000        665,000            315,000                315,000
1999                            325,000        660,000            310,000                310,000
2000                            320,000        655,000            305,000                305,000
2001                            315,000        650,000            300,000                300,000
2002                            315,000        645,000            300,000                300,000
2003                            310,000        640,000            295,000                295,000
2004                            305,000        635,000            290,000                290,000
2005                            305,000        630,000            290,000                290,000
2006                            300,000        625,000            285,000                285,000
2007                            295,000        620,000            280,000                280,000
2008                            290,000        615,000            275,000                275,000
2009                            290,000        610,000            275,000                275,000
2010                            285,000        605,000            270,000                270,000
2011                            280,000        600,000            265,000                265,000
2012                            275,000        595,000            260,000                260,000
2013                            270,000        590,000            255,000                255,000
2014                            270,000        585,000            250,000                250,000
2015                            265,000        575,000            250,000                250,000
2016                            260,000        570,000            245,000                245,000
2017                            255,000        560,000            240,000                240,000
2018                            250,000        550,000            235,000                235,000
2019                            245,000        545,000            230,000                230,000
2020                            245,000        540,000            230,000                230,000
2021                            240,000        535,000            225,000                225,000
2022                            235,000        530,000            220,000                220,000
2023                            230,000        525,000            215,000                215,000

                                   Air2000         Alitalia     America West
                                 B-767-300ER     B-767-300ER      B737-300
                                    29617           30008          28740
                                   3/15/99         5/1/99        6/24/98
                                   G-OOAL            TBD           N1790B
============================================================================
Base Value ($000,000)               86.85            86.85           33.32
Newness                              0.54             0.90            0.41
Gross Wt ADJ                         0.00             0.00            0.00
Airframe Adjustment                  0.00             0.00            0.00
Engine Adjustment                    0.00             0.00            0.00
Landing Gear                         0.00             0.00            0.00
TCAS                                 0.00             0.00            0.00
Windshear                            0.00             0.00            0.00
Total Adjustments                    0.00             0.00            0.00
Adjusted Base Value                 87.39            87.75           33.74

----------------------------------------------------------------------------
Maintenance Data as of                N/A              N/A        12/01/98
----------------------------------------------------------------------------

Forecasted Lease Values
Year 1998                         865,000          865,000         335,000
1999                              860,000          860,000         330,000
2000                              855,000          855,000         330,000
2001                              850,000          850,000         325,000
2002                              845,000          845,000         320,000
2003                              840,000          840,000         320,000
2004                              835,000          835,000         315,000
2005                              830,000          830,000         310,000
2006                              825,000          825,000         305,000
2007                              820,000          820,000         305,000
2008                              815,000          815,000         300,000
2009                              810,000          810,000         295,000
2010                              805,000          805,000         295,000
2011                              800,000          800,000         290,000
2012                              795,000          795,000         285,000
2013                              790,000          790,000         280,000
2014                              785,000          785,000         275,000
2015                              775,000          775,000         275,000
2016                              770,000          770,000         270,000
2017                              760,000          760,000         265,000
2018                              750,000          750,000         260,000
2019                              745,000          745,000         255,000
2020                              740,000          740,000         250,000
2021                              735,000          735,000         250,000
2022                              730,000          730,000         245,000
2023                              725,000          725,000         240,000

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
                              Britannia       British Airways   British Midland    British Midland
                             B-767-300ER         B737-300           B737-300          B737-300
                                25221             28548              28554              28557
                               7/1/91            12/10/97           12/1/96            3/1/97
                               G-BXOP             G-OAMS             G-ECAS            G-SMDB
==================================================================================================
Base Value ($000,000)            59.59              31.47              29.73            31.47
Newness                           1.54               1.85               1.60             0.31
Gross Wt ADJ                      1.18               0.30               0.89             0.89
Airframe Adjustment               0.65               0.32               0.28             0.30
Engine Adjustment                 0.00               0.00               0.01             0.15
Landing Gear                      0.04               0.00               0.00             0.00
TCAS                              0.00               0.00               0.00             0.00
Windshear                         0.00              (0.13)             (0.13)           (0.13)
Total Adjustments                 0.70               0.20               0.17             0.32
Adjusted Base Value              63.01              33.81              32.38            32.99

--------------------------------------------------------------------------------------------------
Maintenance Data as of        01/15/99           01/08/99           07/31/98         07/31/98
--------------------------------------------------------------------------------------------------

Forecasted Lease Values
Year 1998                      620,000            335,000            320,000          325,000
1999                           615,000            330,000            315,000          320,000
2000                           610,000            330,000            315,000          320,000
2001                           605,000            325,000            310,000          315,000
2002                           600,000            320,000            305,000          310,000
2003                           595,000            320,000            305,000          310,000
2004                           590,000            315,000            300,000          305,000
2005                           585,000            310,000            295,000          300,000
2006                           580,000            305,000            290,000          295,000
2007                           575,000            305,000            290,000          295,000
2008                           570,000            300,000            285,000          290,000
2009                           565,000            295,000            280,000          285,000
2010                           560,000            295,000            280,000          280,000
2011                           555,000            290,000            275,000          280,000
2012                           550,000            285,000            270,000          275,000
2013                           545,000            280,000            265,000          270,000
2014                           540,000            275,000            260,000          265,000
2015                           535,000            275,000            260,000          260,000
2016                           530,000            270,000            255,000          260,000
2017                           525,000            265,000            250,000          255,000
2018                           520,000            260,000            245,000          250,000
2019                           515,000            255,000            240,000          245,000
2020                           510,000            250,000            235,000          240,000
2021                           505,000            250,000            235,000          240,000
2022                           500,000            245,000            230,000          235,000
2023                           495,000            240,000            225,000          230,000

                            British Midland     Canadian         Canadian
                               B737-300         A320-200         A320-200
                                 28558             210              231
                                4/1/97           7/1/91           9/1/91
                                G-OJTW           C-GQCA           C-FPWD
=========================================================================
Base Value ($000,000)             31.47            29.92           29.92
Newness                            0.46             0.72            0.95
Gross Wt ADJ                       0.89             0.26            0.26
Airframe Adjustment                0.30            (0.56)          (0.39)
Engine Adjustment                  0.12            (0.83)          (0.77)
Landing Gear                       0.00             0.00            0.00
TCAS                               0.00            (0.13)          (0.13)
Windshear                         (0.13)           (0.13)          (0.13)
Total Adjustments                  0.29            (1.63)          (1.41)
Adjusted Base Value               33.11            29.27           29.72

-------------------------------------------------------------------------
Maintenance Data as of         07/31/98         07/31/98        07/31/98
-------------------------------------------------------------------------

Forecasted Lease Values
Year 1998                       325,000          310,000         315,000
1999                            320,000          305,000         310,000
2000                            320,000          300,000         305,000
2001                            315,000          300,000         300,000
2002                            310,000          295,000         300,000
2003                            310,000          290,000         295,000
2004                            305,000          290,000         290,000
2005                            300,000          285,000         290,000
2006                            295,000          275,000         285,000
2007                            295,000          275,000         280,000
2008                            290,000          270,000         275,000
2009                            285,000          265,000         275,000
2010                            280,000          260,000         270,000
2011                            280,000          255,000         265,000
2012                            275,000          255,000         260,000
2013                            270,000          250,000         255,000
2014                            265,000          245,000         250,000
2015                            260,000          240,000         250,000
2016                            260,000          235,000         245,000
2017                            255,000          230,000         240,000
2018                            250,000          225,000         235,000
2019                            245,000          225,000         230,000
2020                            240,000          220,000         225,000
2021                            240,000          215,000         225,000
2022                            235,000          210,000         220,000
2023                            230,000          205,000         215,000

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
                          China Airlines   China Airlines  China General   China General   Continental   Continental      Eurofly
                            B-737-400         B-737-400      B737-300        B737-300        DC10-30       DC10-30          MD83
                              28490            28491           2856l           28562          46584         48292          53199
                             11/1/96          11/1/96         6/1/97          7/1/97         2/15/80       2/15/82         3/1/92
                             B-18672          B-18673         B-2978          B-2979          N15069        N87070         SE-DLU
===================================================================================================================================
Base Value ($000,O00)          32.51            32.51           31.47           31.47           19.62         20.70          24.62
Newness                         1.21             1.21            0.77            0.93            0.18          0.15           0.21
Gross Wt ADJ                    0.68             0.68            0.62            0.62            0.00          0.47           0.00
Airframe Adjustment             0.23             0.24            0.38            0.39           (0.03)         0.17          (0.14)
Engine Adjustment              (0.02)           (0.02)           0.65            0.75           (0.74)        (0.29)         (0.77)
Landing Gear                    0.00             0.00            0.00            0.00            0.00          0.00           0.00
TCAS                           (0.13)           (0.13)           0.00            0.00            0.00          0.00          (0.13)
Windshear                      (0.13)           (0.13)          (0.13)          (0.13)           0.00          0.00           0.00
Total Adjustments              (0.04)           (0.03)           0.91            1.02           (0.77)        (0.12)         (1.04)
Adjusted Base Value            34.36            34.37           33.77           34.03           19.03         21.20          23.79

-----------------------------------------------------------------------------------------------------------------------------------
Maintenance Data as of      01/15/99         01/15/99        08/21/97        08/21/97        12/13/96      12/13/96       07/31/98
-----------------------------------------------------------------------------------------------------------------------------------

Forecasted Lease Values
Year 1998                    345,000          345,000         330,000         330,000         200,000       220,000        250,000
1999                         340,000          340,000         325,000         325,000         195,000       215,000        245,000
2000                         335,000          335,000         325,000         325,000         190,000       210,000        245,000
2001                         330,000          330,000         320,000         320,000         185,000       205,000        240,000
2002                         330,000          330,000         315,000         315,000         180,000       200,000        235,000
2003                         325,000          325,000         315,000         315,000         175,000       195,000        230,000
2004                         320,000          320,000         310,000         310,000         170,000       190,000        230,000
2005                         315,000          315,000         305,000         305,000         165,000       185,000        225,000
2006                         315,000          315,000         300,000         300,000         160,000       180,000        220,000
2007                         310,000          310,000         295,000         295,000         155,000       175,000        220,000
2008                         305,000          305,000         290,000         290,000         150,000       170,000        215,000
2009                         300,000          300,000         285,000         285,000         145,000       165,000        215,000
2010                         295,000          295,000         280,000         280,000         140,000       160,000        210,000
2011                         295,000          295,000         280,000         280,000         135,000       155,000        205,000
2012                         290,000          290,000         275,000         275,000         130,000       150,000        205,000
2013                         285,000          285,000         270,000         270,000         125,000       145,000        200,000
2014                         280,000          280,000         265,000         265,000         120,000       140,000        195,000
2015                         275,000          275,000         260,000         260,000         115,000       135,000        195,000
2016                         270,000          270,000         260,000         260,000         110,000       130,000        190,000
2017                         265,000          265,000         255,000         255,000         105,000       125,000        185,000
2018                         260,000          260,000         250,000         250,000         100,000       120,000        180,000
2019                         260,000          260,000         245,000         245,000         100,000       115,000        180,000
2020                         255,000          255,000         240,000         240,000          95,000       110,000        175,000
2021                         250,000          250,000         240,000         240,000          95,000       105,000        175,000
2022                         245,000          245,000         235,000         235,000          90,000       100,000        170,000
2023                         240,000          240,000         230,000         230,000          85,000       100,000        170,000

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
                               Frontier     Jet Airways   Jet Airways       Midway
                               B737-300      B-737-400     B-737-400       A320-200
                                 28563         25663         25664           373
                                8/1/97        11/1/92       11/1/92         1/1/93
                                N306FL        VT-JAP        VT-JAQ          N304ML
====================================================================================
Base Value ($000,000)             31.47         27.29          27.29           32.85
Newness                            1.08          1.02           1.02            0.00
Gross Wt ADJ                       0.62         (0.00)         (0.00)           0.25
Airframe Adjustment                0.28         (0.09)         (0.31)           0.00
Engine Adjustment                  0.51         (0.88)         (0.88)           0.00
Landing Gear                       0.00          0.00           0.00           (0.07)
TCAS                               0.00          0.00           0.00            0.00
Windshear                         (0.13)         0.00           0.00            0.00
Total Adjustments                  0.67         (0.97)         (1.19)          (0.07)
Adjusted Base Value               33.84         27.34          27.12           33.03

------------------------------------------------------------------------------------
Maintenance Data as of         07/31/98      07/31/98       07/3l/98        11/10/97
------------------------------------------------------------------------------------

Forecasted Lease Values
Year 1998                       330,000       285,000        285,000         415,000
1999                            325,000       280,000        280,000         410,000
2000                            325,000       275,000        275,000         405,000
2001                            320,000       275,000        275,000         400,000
2002                            315,000       270,000        270,000         395,000
2003                            315,000       265,000        265,000         395,000
2004                            310,000       265,000        265,000         390,000
2005                            305,000       260,000        260,000         385,000
2006                            300,000       255,000        255,000         380,000
2007                            295,000       255,000        255,000         375,000
2008                            290,000       250,000        250,000         370,000
2009                            285,000       245,000        245,000         365,000
2010                            280,000       245,000        245,000         360,000
2011                            280,000       240,000        240,000         355,000
2012                            275,000       235,000        235,000         350,000
2013                            270,000       235,000        235,000         345,000
2014                            265,000       230,000        230,000         340,000
2015                            260,000       225,000        225,000         335,000
2016                            260,000       220,000        220,000         330,000
2017                            255,000       215,000        215,000         325,000
2018                            250,000       210,000        210,000         320,000
2019                            245,000       205,000        205,000         315,000
2020                            240,000       200,000        200,000         315,000
2021                            240,000       200,000        200,000         310,000
2022                            235,000       195,000        195,000         305,000
2023                            230,000       190,000        190,000         300,000

                              Royal Aviation      Spanair        Spanair        Spanair
                                 A310-300           MD83          MD83            MD83
                                   448             49398          49791          53198
                                 2/15/88          11/1/86        10/1/89         3/1/91
                                  C-GYRA           EC-245        EC-GGV          SE-DLS
========================================================================================
Base Value ($000,000)               35.55            19.89          22.83          25.02
Newness                              0.40             0.78           0.80           0.20
Gross Wt ADJ                        (1.36)            0.00           0.00           0.00
Airframe Adjustment                  0.15             0.31          (0.20)         (0.24)
Engine Adjustment                    0.56            (0.83)         (0.83)         (0.83)
Landing Gear                         0.00             0.00           0.00           0.00
TCAS                                 0.00             0.00          (0.13)         (0.13)
Windshear                           (0.13)            0.00          (0.13)          0.00
Total Adjustments                    0.59            (0.51)         (1.28)         (1.19)
Adjusted Base Value                 35.18            20.16          22.36          24.02

----------------------------------------------------------------------------------------
Maintenance Data as of           05/13/98         07/31/98       07/31/98       07/31/98
----------------------------------------------------------------------------------------

Forecasted Lease Values
Year 1998                         345,000          190,000        220,000        235,000
1999                              340,000          190,000        220,000        235,000
2000                              335,000          185,000        215,000        230,000
2001                              330,000          185,000        215,000        230,000
2002                              325,000          180,000        210,000        225,000
2003                              320,000          180,000        210,000        225,000
2004                              315,000          180,000        205,000        220,000
2005                              310,000          175,000        205,000        215,000
2006                              305,000          175,000        200,000        215,000
2007                              300,000          170,000        195,000        210,000
2008                              295,000          170,000        195,000        210,000
2009                              290,000          165,000        190,000        205,000
2010                              285,000          165,000        190,000        205,000
2011                              280,000          160,000        185,000        200,000
2012                              275,000          155,000        185,000        l95,000
2013                              270,000          155,000        180,000        195,000
2014                              265,000          150,000        175,000        190,000
2015                              260,000          150,000        175,000        185,000
2016                              255,000          145,000        170,000        185,000
2017                              250,000          140,000        165,000        180,000
2018                              245,000          140,000        165,000        175,000
2019                              240,000          135,000        160,000        175,000
2020                              235,000          135,000        160,000        170,000
2021                              230,000          130,000        155,000        170,000
2022                              225,000          130,000        155,000        165,000
2023                              220,000          130,000        150,000        165,000

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
                            STAR Airlines   STAR Airlines   Transbrasil       Varig
                              A320-200        A320-200        B737-300      B-767-200ER
                                737              749           28564          23805
                              11/1/97          9/1/97         11/1/97         7/1/87
                              F-GRSG           F-GRSH          PT-TEP         PP-VNR
=======================================================================================
Base Value ($000,000)           39.59            39.59           31.47          31.52
Newness                          1.57             1.26            1.54           0.92
Gross Wt ADJ                     0.46             0.46            0.62          (0.59)
Airframe Adjustment              0.00             0.00            0.33          (0.33)
Engine Adjustment                0.00             0.00            0.47           1.21
Landing Gear                     0.00             0.00            0.00           0.00
TCAS                             0.00             0.00            0.00           0.00
Windshear                       (0.13)           (0.13)          (0.13)          0.00
Total Adjustments               (0.13)           (0.13)           0.68           0.88
Adjusted Base Value             41.50            41.19           34.31          32.73

---------------------------------------------------------------------------------------
Maintenance Data as of       11/10/97         12/10/97        07/31/98       07/31/98
---------------------------------------------------------------------------------------

Forecasted Lease Values
Year 1998                     415,000          415,000         335,000        320,000
1999                          410,000          410,000         330,000        315,000
2000                          405,000          405,000         330,000        310,000
2001                          400,000          400,000         325,000        305,000
2002                          395,000          395,000         320,000        300,000
2003                          395,000          395,000         320,000        295,000
2004                          390,000          390,000         315,000        290,000
2005                          385,000          385,000         310,000        285,000
2006                          380,000          380,000         305,000        280,000
2007                          375,000          375,000         305,000        275,000
2008                          370,000          370,000         300,000        270,000
2009                          365,000          365,000         295,000        265,000
2010                          360,000          360,000         295,000        255,000
2011                          355,000          355,000         290,000        250,000
2012                          350,000          350,000         285,000        245,000
2013                          345,000          345,000         280,000        235,000
2014                          340,000          340,000         275,000        230,000
2015                          335,000          335,000         275,000        220,000
2016                          330,000          330,000         270,000        215,000
2017                          325,000          325,000         265,000        205,000
2018                          320,000          320,000         260,000        195,000
2019                          315,000          315,000         255,000        190,000
2020                          315,000          315,000         250,000        180,000
2021                          310,000          310,000         250,000        175,000
2022                          305,000          305,000         245,000        170,000
2023                          300,000          300,000         240,000        165,000

                                Varig       Virgin Express  Virgin Express/China
                              B-767-200ER      B737-400          B-737-400
                                23806           28333              28489
                                7/1/87          8/1/96            11/1/96
                                PP-VNS          OO-VEB            B-18671
================================================================================
Base Value ($000,000)             31.52           32.51              32.51
Newness                            0.92            0.85               1.21
Gross Wt ADJ                      (0.59)           0.62               0.68
Airframe Adjustment               (0.24)           0.21               0.28
Engine Adjustment                  1.11            0.03              (0.00)
Landing Gear                       0.00            0.00               0.00
TCAS                               0.00           (0.13)             (0.13)
Windshear                          0.00           (0.13)             (0.13)
Total Adjustments                  0.87           (0.00)              0.03
Adjusted Base Value               32.72           33.97              34.43

--------------------------------------------------------------------------------
Maintenance Data as of         07/31/98        07/31/98           07/31/98
--------------------------------------------------------------------------------

Forecasted Lease Values
Year 1998                       320,000         315,000            345,000
1999                            315,000         310,000            340,000
2000                            310,000         305,000            335,000
2001                            305,000         300,000            330,000
2002                            300,000         300,000            330,000
2003                            295,000         295,000            325,000
2004                            290,000         290,000            320,000
2005                            285,000         285,000            315,000
2006                            280,000         280,000            315,000
2007                            275,000         280,000            310,000
2008                            270,000         275,000            305,000
2009                            265,000         270,000            300,000
2010                            255,000         265,000            295,000
2011                            250,000         265,000            295,000
2012                            245,000         260,000            290,000
2013                            235,000         255,000            285,000
2014                            230,000         250,000            280,000
2015                            220,000         245,000            275,000
2016                            215,000         245,000            270,000
2017                            205,000         240,000            265,000
2018                            195,000         235,000            260,000
2019                            190,000         230,000            255,000
2020                            180,000         230,000            255,000
2021                            175,000         225,000            250,000
2022                            170,000         220,000            245,000
2023                            165,000         215,000            240,000

--------------------------------------------------------------------------------
A310-300 (s/n 448)

Aircraft C-GYRA was delivered in February, 1988 and is awarded a 'newness' adjustment of $400,000. The Airframe is adjusted at a rate of $18.75 per hour -- for a positive adjustment of $150,000 for a recently completed maintenance check. The Engines are adjusted at a rate of $200 per hour for a cumulative 2814 hours variance from half-time of 6,000 hours. This is a positive adjustment of $560,000. A negative adjustment was made of $130,000 for no Windshear. No data was provided for the landing gear and the APU, therefore it was assumed to be at half time.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A320-200 (s/n 210)

Aircraft C-GQCA was delivered in July, 1991 and is awarded a 'newness' adjustment of $720,000. The Airframe is adjusted at a rate of $479 per day for a 1,161 day variance from half-time of 1,461 days. This is a negative adjustment of $560,000. The Engines are adjusted at a rate of $103 per hour for a cumulative 8,000 hours variance from half-time of 4,000 hours. This is a negative adjustment of $830,000. A negative adjustment was made of $260,000 for no TCAS and Windshear. No data was provided for the landing gear and the APU, therefore it was assumed to be at half time.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A320-200 (s/n 221)

Aircraft OY CNB was delivered in September, 1991 and is awarded a 'newness' adjustment of $950,000. The Airframe is adjusted at a rate of $479 per day for a 1,101 day variance from half-time of 1,461 days. This is a positive adjustment of $530,000. The Engines are adjusted at a rate of $103 per hour for a cumulative 8,000 hour variance from half-time of 4,000 hours. This is a negative adjustment of $830,000. A negative adjustment of $130,000 was made for no Windshear. No data was provided for the landing gear and the APU, therefore it was assumed to be at half time.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A320-200 (s/n 222)

Aircraft OY-CNC was delivered in October, 1991 and is awarded a 'newness' adjustment of $1,070,000. The Airframe is adjusted at a rate of $639 per day for a 756 day variance from half-time of 1,096 days. This is a positive adjustment of $480,000. The Engines are adjusted at a rate of $103 per hour for a cumulative 8,000 hour variance from half-time of 4,000 hours. This is a negative adjustment of $830,000. A negative adjustment of $130,000 was made for no Windshear. No data was provided for the landing gear and the APU, therefore it was assumed to be at half time.
--------------------------------------------------------------------------------


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

--------------------------------------------------------------------------------
A320-200 (s/n 231)

Aircraft C-FPWD was delivered in September, 1991 and is awarded a 'newness' adjustment of $950,000. The Airframe is adjusted at a rate of $426 per day for a 913 day variance from half-time of 1,644 days. This is a negative adjustment of $390,000. The Engines are adjusted at a rate of $103 per hour for a cumulative 7,513 hour variance from half-time of 4,000 hours. This is a negative adjustment of $770,000. A negative adjustment was made of $260,000 for no TCAS and Windshear. No data was provided for the landing gear and the APU, therefore it was assumed to be at half time.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A320-200 (s/n 373)

Aircraft N3O4ML was delivered in January, 1993. A positive adjustment was made of $250,000 for increased MTOW. Engines were assumed to be at half-time. A negative adjustment of $300,000 was made for C-Check Status -- less than half-time. A negative adjustment of $77,000 was made for landing gear status. APU was assumed to be at half-time.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A320-200 (s/n 737)

Aircraft F-GRSG was delivered in November, 1997 and is awarded a 'newness' adjustment of $1,570,000. A positive adjustment was made of $460,000 for increased MTOW. A negative adjustment of $130,000 was made for no Windshear. No current data was provided for the airframe, engines, landing gear and the APU, therefore it was assumed to be at half time.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A320-200 (s/n 749)

Aircraft F-GRSH was delivered in September, 1997 and is awarded a 'newness' adjustment of $1,260,000. A positive adjustment was made of $460,000 for increased MTOW. A negative adjustment of $130,000 was made for no Windshear. No current data was provided for the airframe, engines, landing gear and the APU, therefore it was assumed to be at half time.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
B737-300 (s/n 28740)

Aircraft N335AW was delivered in June, 1998 and is awarded a 'newness' adjustment of $410,000. Due to its relatively new vintage no adjustments were made on this aircraft.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
B737-300 (s/n 28333)

Aircraft OO-VEB was delivered in August, 1996 and is awarded a 'newness' adjustment of $850,000. The Airframe is adjusted at a rate of $36 per day for a 5,964 hour variance from half-time of 11,200 hours. This is a positive adjustment of $210,000. The Engines are adjusted at a rate of $97 per hour for a cumulative 344 hour variance from half-time of 4,000 hours. This is a positive adjustment of $30,000. No data was provided for the landing gear and the APU, therefore it was assumed to be at half time.
--------------------------------------------------------------------------------


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

--------------------------------------------------------------------------------
B737-300 (s/n 28548)

Aircraft G-OAMS was delivered in December, 1997 and is awarded a 'newness' adjustment of $1,850,000. A negative adjustment of $130,000 was made for no Windshear. No data was provided for the landing gear and the APU, therefore it was assumed to be at half time.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
B737-300 (s/n 28554)

Aircraft G-ECAS was delivered in December, 1996 and is awarded a 'newness' adjustment of $1,600,000. The Airframe is adjusted at a rate of $33 per day for a 8,356 hour variance from half-time of 12,000 hours. This is a positive adjustment of $280,000. The Engines are adjusted at a rate of $97 per hour for a cumulative 132 hour variance from half-time of 4,000 hours. This is a positive adjustment of $10,000. A negative adjustment of $130,000 was made for no Windshear. No data was provided for the landing gear and the APU, therefore it was assumed to be at half time.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
B737-300 (s/n 28557)

Aircraft G-SMDB was delivered in March, 1997 and is awarded a 'newness' adjustment of $310,000. The Airframe is adjusted at a rate of $33 per day for a 9,075 hour variance from half-time of 12,000 hours. This is a positive adjustment of $300,000. The Engines are adjusted at a rate of $97 per hour for a cumulative 1,510 hour variance from half-time of 4,000 hours. This is a positive adjustment of $150,000. A negative adjustment of $130,000 was made for no Windshear. No data was provided for the landing gear and the APU, therefore it was assumed to be at half time.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
B737-300 (s/n 28558)

Aircraft G-OJTW was delivered in April, 1997 and is awarded a 'newness' adjustment of $460,000. The Airframe is adjusted at a rate of $33 per day for a 9,003 hour variance from half-time of 12,000 hours. This is a positive adjustment of $300,000. The Engines are adjusted at a rate of $97 per hour for a cumulative 1,228 hour variance from half-time of 4,000 hours. This is a positive adjustment of $120,000. A negative adjustment of $130,000 was made for no Windshear. No data was provided for the landing gear and the APU, therefore it was assumed to be at half time.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
B737-300 (s/n 28559)

Aircraft PH-OZC was delivered in May, 1997 and is awarded a 'newness' adjustment of $620,000. The Airframe is adjusted at a rate of $36 per day for a 6,269 hour variance from half-time of 11,200 hours. This is a positive adjustment of $220,000. The Engines are adjusted at a rate of $97 per hour for a cumulative 4,198 hour variance from half-time of 4,000 hours. This is a positive adjustment of $410,000. A negative adjustment of $130,000 was made for no Windshear. No data was provided for the landing gear and the APU, therefore it was assumed to be at half time.
--------------------------------------------------------------------------------


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

--------------------------------------------------------------------------------
B737-300 (s/n 28561)

Aircraft B-2978 was delivered in June, 1997 and is awarded a 'newness' adjustment of $770,000. The Airframe is adjusted at a rate of $36 per day for a 10,745 hour variance from half-time of 11,200 hours. This is a positive adjustment of $380,000. The Engines are adjusted at a rate of $97 per hour for a cumulative 6,728 hour variance from half-time of 4,000 hours. This is a positive adjustment of $650,000. A negative adjustment of $130,000 was made for no Windshear. No data was provided for the landing gear and the APU, therefore it was assumed to be at half time.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
B737-300 (s/n 28562)

Aircraft B-2979 was delivered in July, 1997 and is awarded a 'newness' adjustment of $930,000. The Airframe is adjusted at a rate of $36 per day for a 11,025 hour variance from half-time of 11,200 hours. This is a positive adjustment of $390,000. The Engines are adjusted at a rate of $97 per hour for a cumulative 7,723 hour variance from half-time of 4,000 hours. This is a positive adjustment of $750,000. A negative adjustment of $130,000 was made for no Windshear. No data was provided for the landing gear and the APU, therefore it was assumed to be at half time.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
B737-300 (s/n 28563)

Aircraft N3O6FL was delivered in August, 1997 and is awarded a 'newness' adjustment of $1,080,000. The Airframe is adjusted at a rate of $36 per day for a 7,934 hour variance from half-time of 11,200 hours. This is a positive adjustment of $280,000. The Engines are adjusted at a rate of $97 per hour for a cumulative 5,246 hour variance from half-time of 4,000 hours. This is a positive adjustment of $510,000. A negative adjustment of $130,000 was made for no Windshear. No data was provided for the landing gear and the APU, therefore it was assumed to be at half time.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
B737-300 (s/n 28564)

Aircraft PT-TEP was delivered in November, 1997 and is awarded a 'newness' adjustment of $1,540,000. The Airframe is adjusted at a rate of $36 per day for a 9,318 hour variance from half-time of 11,200 hours. This is a positive adjustment of $330,000. The Engines are adjusted at a rate of $97 per hour for a cumulative 4,838 hour variance from half-time of 4,000 hours. This is a positive adjustment of $470,000. A negative adjustment of $130,000 was made for no Windshear. No data was provided for the landing gear and the APU, therefore it was assumed to be at half time.
--------------------------------------------------------------------------------

      --------------------------------------------------------------------------
      B737-400 (s/n 28490)

      Aircraft serial number 28490 was delivered November, 1996 and is awarded a 'newness' adjustment of $1,210,000. The Airframe is adjusted at a rate of $50 per hour for a 5,375 hour variance from half-time of 20,000 hours. This is a positive adjustment of $270,000. The Engines are adjusted at a rate of $97 per hour for a cumulative 152 hour variance from half-time of 4,000 hours. This is a negative adjustment of $10,000. A negative adjustment was made of $260,000 for no TCAS and Windshear. No data was provided for the landing gear and the APU, therefore it was assumed to be at half time.
      --------------------------------------------------------------------------


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

--------------------------------------------------------------------------------
B737-400 (s/n 28491)

Aircraft serial number 28491 was delivered November, 1996 and is awarded a 'newness' adjustment of $1,210,000. The Airframe is adjusted at a rate of $50 per hour for a 5,375 hour variance from half-time of 20,000 hours. This is a positive adjustment of $270,000. The Engines are adjusted at a rate of $97 per hour for a cumulative 152 hour variance from half-time of 4,000 hours. This is a negative adjustment of $10,000. A negative adjustment was made of $260,000 for no TCAS and Windshear. No data was provided for the landing gear and the APU, therefore it was assumed to be at half time.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
B737-400 (s/n 25663)

Aircraft VT-JAP was delivered new in November, 1992 and is awarded a 'newness' adjustment of $1,020,000. The Airframe is adjusted at a rate of $45 per hour for a 2,112 hour variance from half-time of 11,200 hours. This is a negative adjustment of $90,000. The Engines are adjusted at a rate of $97 per hour for a cumulative 8,000 hour variance from half-time of 4,000 hours. This is a negative adjustment of $88,000. No data was provided for the landing gear and the APU, therefore it was assumed to be at half time.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
B737-400 (s/n 28664)

Aircraft VT-JAQ was delivered new in November, 1992 and is awarded a 'newness' adjustment of $1,020,000. The Airframe is adjusted at a rate of $63 per hour for a 4,989 hour variance from half-time of 8,000 hours. This is a negative adjustment of $310,000. The Engines are adjusted at a rate of $97 per hour for a cumulative 8,000 hour variance from half-time of 4,000 hours. This is a negative adjustment of $780,000. No data was provided for the landing gear and the APU, therefore it was assumed to be at half time.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
B737-400 (s/n 28489)

Aircraft serial number 28489 was delivered in November, 1996 and is awarded a 'newness' adjustment of $1,210,000. The Airframe is adjusted at a rate of $50 per hour for a 5,653 hour variance from half-time of 10,000 hours. This is a positive adjustment of $280,000. The Engines are adjusted at a rate of $97 per hour for a cumulative 18 hour variance from half-time of 4,000 hours. There is no adjustment to the engines. No data was provided for the landing gear and the APU, therefore it was assumed to be at half time.
--------------------------------------------------------------------------------

      --------------------------------------------------------------------------
      B767-200ER (s/n 23805)

      Aircraft PP-VNR was delivered in July, 1987 and is awarded a 'newness' adjustment of $920,000. The Airframe is adjusted at a rate of $208 per cycle for a 1,584 cycle variance from half-time of 1,500 cycles. This is a negative adjustment of $330,000. The Engines are adjusted at a rate of $170 per hour for a cumulative 7,125 hour variance from half-time of 5,000 hours. This is a positive adjustment of $1,210,000. No data was provided for the landing gear and the APU, therefore it was assumed to be at half time.
      --------------------------------------------------------------------------


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

--------------------------------------------------------------------------------
B767-200ER (s/n 23806)

Aircraft PP-VNS was delivered in July, 1987 and is awarded a 'newness' adjustment of $920,000. The Airframe is adjusted at a rate of $208 per cycle for a 1,150 cycle variance from half-time of 1,500 cycles. This is a negative adjustment of $240,000. The Engines are adjusted at a rate of $170 per hour for a cumulative 6,553 hour variance from half-time of 5,000 hours. This is a positive adjustment of $1,150,000. No data was provided for the landing gear and the APU, therefore it was assumed to be at half time.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
B767-300ER (s/n 25221)

Aircraft G-BXOP was delivered in August, 1991. The Airframe is adjusted at a rate of $133.33 per cycle for a 509 cycle variance from half-time of 1,500 hours. This is a positive adjustment of $68,000. Plus an additional $584,000 for D Check. The engines are assumed to be at half-time. A positive adjustment for $1,000,000 was made for increased MTOW. A positive adjustment was made of $44,000 for landing gear status. APU was assumed to be at half-time.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
B767-300ER (s/n 25403)

Aircraft CC-CEU was delivered in January, 1992. The Airframe is adjusted at a rate of $58.33 per hour for a 10,647 hour variance from half-time of 12,000 hours. This is a positive adjustment of $80,000. The Engines are adjusted at a rate of $170 per cycle for a cumulative 541 cycle variance from half-time of 5,000 cycles. There is an adjustment of $90,000. No data was provided for the landing gear and the APU, therefore it was assumed to be at half time.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
B767-300ER (s/n 29617)

This aircraft will be delivered new in March of 1999. A newness adjustment was made of $540,000 to reflect delivery.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
B767-300ER (s/n 30008)

This aircraft will be delivered new in May of 1999. A newness adjustment was made of $900,000 to reflect delivery.
--------------------------------------------------------------------------------


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

--------------------------------------------------------------------------------
MD83 (s/n 49398)

Aircraft EC-245 was delivered in November, 1986 and is awarded a 'newness' adjustment of $780,000. The Airframe is adjusted at a rate of $15 per hour for a 17,396 hour variance from half-time of 15,000 hours. This is a positive adjustment of $310,000. The Engines are adjusted at a rate of $103 per hour for a cumulative 8,000 hour variance from half-time of 4,000 hours. This is a negative adjustment of $830,000. No data was provided for the landing gear and the APU, therefore it was assumed to be at half time.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MD83 (s/n 49791)

Aircraft EC-CGV was delivered in October, 1989 and is awarded a 'newness' adjustment of $800,000. The Airframe is adjusted at a rate of $13 per hour for a 9,676 hour variance from half-time of 15,000 hours. This is a negative adjustment of $200,000. The Engines are adjusted at a rate of $69 per hour for a cumulative 8,000 hour variance from half-time of 4,000 hours. This is a negative adjustment of $830,000. A negative adjustment was made of $260,000 for no TCAS and Windshear. No data was provided for the landing gear and the APU, therefore it was assumed to be at half time.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MD83 (s/n 53198)

Aircraft SE-DLS was delivered in March, 1991 and is awarded a 'newness' adjustment of $200,000. The Airframe is adjusted at a rate of $12 per hour for a 8,598 hour variance from half-time of 15,000 hours. This is a negative adjustment of $240,000. The Engines are adjusted at a rate of $69 per hour for a cumulative 8,000 hour variance from half-time of 4,000 hours. This is a negative adjustment of $830,000. No data was provided for the landing gear and the APU, therefore it was assumed to be at half time.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MD83 (s/n 53199)

Aircraft SE-DLU was delivered in March, 1992 and is awarded a 'newness' adjustment of $210,000. The Airframe is adjusted at a rate of $28 per hour for a 4,823 hour variance from half-time of 15,000 hour days. This is a negative adjustment of $140,000. The Engines are adjusted at a rate of $69 per hour for a cumulative 7,511 hour variance from half-time of 4,000 hours. This is a negative adjustment of $770,000. No data was provided for the landing gear and the APU, therefore it was assumed to be at half time.
--------------------------------------------------------------------------------


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

--------------------------------------------------------------------------------
DC1O-30 (s/n 46584)

Aircraft N15069 was delivered in February, 1980 and is awarded a 'newness' adjustment of $180,000. The Airframe is adjusted at a rate of $94.70 per hour for a 307 hour variance from half-time of 2640 hour days. This is a negative adjustment of $29,000. The Engines are adjusted at a rate of $150 per hour for a cumulative 4932 hour variance from half-time of 4,000 hours. This is a negative adjustment of $740,000. No data was provided for the landing gear and the APU, therefore it was assumed to be at half time.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DC10-30 (s/n 48292)

Aircraft N87070 was delivered in February, 1982 and is awarded a 'newness' adjustment of $150,000. The Airframe is adjusted at a rate of $94.70 per hour for a 1824 hour variance from half-time of 2640 hour days. This is a positive adjustment of $170,000. The Engines are adjusted at a rate of $150 per hour for a cumulative 1956 hour variance from half-time of 4,000 hours. This is a negative adjustment of $290,000. No data was provided for the landing gear and the APU, therefore it was assumed to be at half time.
--------------------------------------------------------------------------------


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

--------------------------------------------------------------------------------
V. COVENANTS
--------------------------------------------------------------------------------

This report has been prepared for the exclusive use of Aircraft Finance Trust and shall not be provided to other parties by MBA without the express consent of Aircraft Finance Trust. MBA certifies that this report has been independently prepared and that it fully and accurately reflects MBA's opinion as to the Current Fair Market Values and Lease Rates. MBA further certifies that it does not have, and does not expect to have, any financial or other interest in the subject or similar aircraft.

This report represents the opinion of MBA as to the Current Fair Market Values and Lease Rates of the subject aircraft and is intended to be advisory only in nature. Therefore, MBA assumes no responsibility or legal liability for any actions taken or not taken by Aircraft Finance Trust or any other party with regard to the subject aircraft. By accepting this report, all parties agree that MBA shall bear no such responsibility or legal liability.

                                      This report has been prepared by:

                                      /s/ Bryson P. Monteleone

                                      Bryson P. Monteleone
                                      Manager of Operations


                                      Reviewed by:

                                      /s/ Morten S. Beyer

                                      Morten S. Beyer
                                      Chairman and CEO
                                      ISTAT Certified Senior Appraiser/Fellow

March 25,1999


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